                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    June 12, 2003
                                                 -------------------------------

                                    NN, INC.
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             (Exact name of registrant as specified in its charter)

DELAWARE                                 0-23486               62-1096725
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(State or other jurisdiction           (Commission            (IRS Employer
    of incorporation)                  File Number)         Identification No.)

2000 Waters Edge Drive, Johnson City, Tennessee                37604
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(Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code   (423) 743-9151
                                                   -----------------------------

                                 Not applicable
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          (Former name or former address, if changed since last report)

Item 5.  Other Events and Regulation FD Disclosure.

On June 12, 2003, the Company issued a press release announcing the appointment of Robert M. Aiken Jr. to its Board of Directors. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

Item 7.     Financial Statements and Exhibits.

         (c) EXHIBITS. The following exhibits are filed herewith:

         99.1   Press Release dated June 12, 2003.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Date:  June 12, 2003
                                            NN, INC.

                                            By: /s/ William C. Kelly, Jr.
                                               ---------------------------------
                                                William C. Kelly, Jr.,
                                                Secretary, Treasurer and Chief
                                                Administrative Officer